Exhibit 10.31
SCHEDULE 1 HOTELS

	Trade Name and Street Address	Landlord	Owner	Service Level	Initial Owner’s Priority
1.	Sonesta Simply Suites Birmingham 600 Corporate Ridge Drive Birmingham, AL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$596,539
2.	Sonesta ES Suites Birmingham Homewood 50 State Farm Parkway Homewood, AL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$871,176
3.	Sonesta Simply Suites Huntsville 201 Exchange Place Huntsville, AL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$620,594
4.	Sonesta Select Phoenix Chandler 920 North 54th Street Chandler, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,229,547
5.	Sonesta ES Suites Flagstaff 1400 N. Country Club Drive Flagstaff, AZ	HPTMI Properties Trust	Cambridge TRS, Inc.	Select	$653,715
6.	Sonesta Simply Suites Phoenix 11411 North Black Canyon Highway Phoenix, AZ	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$563,147
7.	Sonesta Select Phoenix Camelback 2101 East Camelback Road Phoenix, AZ	Service Properties Trust	HPT CY TRS, Inc.	Select	$853,588
8.	Sonesta Suites Scottsdale 7300 East Gainey Suites Drive Scottsdale, AZ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$1,898,048
9.	Sonesta ES Suites Scottsdale 6040 North Scottsdale Road Scottsdale, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,376,289
10.	Sonesta Simply Suites Scottsdale North 10740 North 90th Street Scottsdale, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,056,905
11.	Sonesta Select Scottsdale at Mayo Clinic 13444 East Shea Boulevard Scottsdale, AZ	Service Properties Trust	HPT CY TRS, Inc.	Select	$605,212
12.	Sonesta Simply Suites Phoenix Tempe 1335 West Baseline Road Tempe, AZ	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$725,507
13.	Sonesta Select Tempe 601 South Ash Avenue Tempe, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,220,901
14.	Sonesta ES Suites Tempe 5075 South Priest Drive Tempe, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,159,727
15.	Sonesta ES Suites Tucson 6477 East Speedway Boulevard Tucson, AZ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$522,115
16.	Sonesta Anaheim 1915 South Manchester Avenue Anaheim, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Full	$1,071,986
17.	Sonesta ES Suites Anaheim 1855 South Manchester Ave Anaheim, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$1,942,725
18.	Sonesta Select Camarillo 4994 Verdugo Way Camarillo, CA	Service Properties Trust	HPT CY TRS, Inc.	Select	$683,320

19.	Sonesta ES Suites Chatsworth 21902 Lassen Chatsworth, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$1,013,330
20.	Sonesta Select Los Angeles LAX 2000 East Mariposa Avenue El Segundo, CA	Service Properties Trust	HPT CY TRS, Inc.	Select	$904,479
21.	Sonesta Emeryville 5555 Shellmound Street Emeryville, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Full	$4,239,477
22.	Sonesta ES Suites Huntington Beach 9930 Slater Avenue Fountain Valley, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,328,506

23.	Sonesta Select Huntington Beach 9950 Slater Road Fountain Valley, CA	Service Properties Trust	HPT CY TRS, Inc.	Select	$819,644
24.	Sonesta ES Suites Fresno 5322 North Diana Avenue Fresno, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$869,561
25.	Sonesta Simply Suites Anaheim 12901 Garden Grove Blvd Garden Grove, CA	HPTMI Properties Trust	HPT TRS IHG-2, Inc.	Select	$659,489
26.	The Sonesta Irvine 17941 Von Karman Avenue Irvine, CA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Full	$2,968,230
27.	Sonesta Simply Suites Orange Cty Spectrum Center 16150 Sand Canyon Avenue Irvine, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$656,593
28.	Sonesta Select Laguna Hills 23175 Avenida de la Carlota Laguna Hills, CA	HPTCY Properties Trust	HPT CY TRS, Inc.	Select	$1,063,153
29.	Sonesta Simply Suites Orange County Irvine 3 South Pointe Drive Lake Forest, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$751,813
30.	Sonesta Los Angeles Airport 5985 West Century Boulevard Los Angeles, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Full	$3,020,831
31.	Sonesta Silicon Valley 1820 Barber Lane Milpitas, CA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Full	$3,936,551
32.	Sonesta San Jose 777 Bellew Drive Milpitas, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Full	$2,636,056
33.	Sonesta Select Pleasant Hill 2250 Contra Costa Boulevard Pleasant Hill, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,077,923
34.	Sonesta ES Suites San Francisco Airport 1350 Huntington Avenue San Bruno, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$1,028,376

35.	Sonesta ES Suites San Diego 11855 Avenue of Industry San Diego, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$1,206,251
36.	Sonesta ES Suites San Diego - Mira Mesa 6639 Mira Mesa Boulevard San Diego, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$1,442,282
37.	Sonesta ES Suites Carmel Mountain 11002 Rancho Carmel Drive San Diego, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$908,779
38.	Sonesta ES Suites San Jose Airport 1602 Crane Court San Jose, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$1,814,023
39.	Sonesta Select San Jose Airport 1727 Technology Drive San Jose, CA	Service Properties Trust	HPT CY TRS, Inc.	Select	$1,292,255
40.	Sonesta Select San Ramon 18090 San Ramon Valley Boulevard San Ramon, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,165,448
41.	Sonesta Simply Suites Orange County Airport 2600 South Red Hill Avenue Santa Ana, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$756,179
42.	Sonesta Simply Suites -Silicon Valley Santa Clara 481 El Camino Real Santa Clara, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$747,490
43.	Sonesta Select San Francisco Airport 1300 Veterans Boulevard South San Francisco, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$2,771,746
44.	Sonesta ES Suites San Francisco Airport 1350 Veterans Boulevard South San Francisco, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$2,230,849
45.	Sonesta ES Suites Sunnyvale 900 Hamlin Court Sunnyvale, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$2,212,462
46.	Sonesta ES Suites Torrance Redondo Beach 19901 Prairie Ave Torrance, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$1,350,567

47.	Sonesta Select Los Angeles Torrance 1925 West 190th Street Torrance, CA	HPTCY Properties Trust	HPT CY TRS, Inc.	Select	$928,129
48.	Sonesta ES Suites Colorado Springs 3880 North Academy Boulevard Colorado Springs, CO	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$569,050
49.	Sonesta Denver 1450 Glenarm Place Denver, CO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Full	$5,377,582
50.	Sonesta Simply Suites Denver Federal Center 895 Tabor Street Lakewood, CO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$689,165
51.	Sonesta ES Suites Denver South 7820 Park Meadows Drive Lonetree, CO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$968,481
52.	Royal Sonesta Washington DC 2121 P Street NW Washington, DC	HPT IHG-3 Properties LLC	HPT TRS IHG-2, Inc.	Full	$7,941,910
53.	Sonesta ES Suites Wilmington - Newark 240 Chapman Road Newark, DE	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$797,556
54.	Sonesta Select Boca Raton 2000 NW Executive Center Cir. Boca Raton, FL	Service Properties Trust	HPT CY TRS, Inc.	Select	$1,181,308
55.	Sonesta Simply Suites Clearwater 13231 49th Street North Clearwater, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$458,051
56.	Sonesta Fort Lauderdale 999 N. Fort Lauderdale Beach Boulevard Fort Lauderdale, FL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Full	$3,575,671
57.	Sonesta ES Suites Fort Lauderdale Plantation 410 North Pine Island Road Fort Lauderdale, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$1,229,241
58.	Sonesta Simply Suites Jacksonville 4990 Belfort Road Jacksonville, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$665,086

59.	Sonesta Simply Suites Miami Airport 8855 NW 27th Street Miami, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$717,617
60.	Sonesta Miami Airport 950 NW LeJeune Road Miami, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Full	$1,751,357
61.	Sonesta Select Miami Lakes 15700 NW 77th Court Miami Lakes, FL	HPTCY Properties Trust	HPT CY TRS, Inc.	Select	$1,129,331
62.	Sonesta ES Suites Orlando 8480 International Drive Orlando, FL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$1,775,539
63.	Sonesta ES Suites Lake Buena Vista 8751 Suiteside Drive Orlando, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$1,991,484
64.	Sonesta ES Suites Alpharetta North Point 3980 North Point Parkway Alpharetta, GA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$862,787
65.	Sonesta ES Suites Atlanta North Point Mall 1325 North Point Drive Alpharetta, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,004,808
66.	Sonesta ES Suites Atlanta Alpharetta Windward 5465 Windward Parkway Alpharetta, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,290,217
67.	Sonesta Atlanta Airport South 4669 Airport Boulevard Atlanta, GA	HPT IHG GA Properties LLC	HPT TRS IHG-2, Inc.	Full	$1,389,773
68.	Sonesta ES Suites Atlanta 760 Mount Vernon Highway Atlanta, GA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$828,946
69.	Sonesta Atlanta Northwest Galleria 6345 Powers Ferry Road NW Atlanta, GA	HPT IHG-3 Properties LLC	Cambridge TRS, Inc.	Full	$1,244,625
70.	Sonesta Atlanta Airport North 1325 Virginia Avenue Atlanta, GA	HPT IHG-3 Properties LLC	HPT TRS IHG-2, Inc.	Full	$3,646,276

71.	Sonesta Select Atlanta Midtown 1132 Techwood Drive NW Atlanta, GA	Service Properties Trust	HPT CY TRS, Inc.	Select	$1,051,856
72.	Sonesta Select Atlanta Cumberland 3000 Cumberland Boulevard SE Atlanta, GA	Service Properties Trust	HPT CY TRS, Inc.	Select	$1,212,138
73.	Sonesta Simply Suites Atlanta 3665 Shackleford Road Duluth, GA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$611,241
74.	Sonesta ES Suites Atlanta – Perimeter Center 4601 Ridgeview Road Dunwoody, GA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$1,097,043
75.	Sonesta Select Atlanta Airport 3399 International Boulevard Hapeville, GA	Service Properties Trust	HPT CY TRS, Inc.	Select	$1,122,876
76.	Sonesta ES Suites Atlanta Kennesaw Town Center 3443 Busbee Drive NW Kennesaw, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$889,832
77.	Royal Sonesta Kauai Resort 3160 Rice Street Lihue-Kauai, HI	HPTMI Hawaii, Inc.	HPT TRS MRP, Inc.	Full	$6,819,282
78.	Sonesta Simply Suites Des Moines 7625 Office Plaza Drive North Des Moines, IA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$552,134
79.	Sonesta ES Suites Chicago Downtown 201 East Walton Place Chicago, IL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$2,750,402
80.	Sonesta Simply Suites Chicago Libertyville 1100 N US Route 45 Libertyville, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$603,876
81.	Sonesta Chicago O’Hare Airport 10233 West Higgins Road Rosemont, IL	HPT IHG-3 Properties LLC	HPT TRS IHG-2, Inc.	Full	$2,370,717
82.	Sonesta Simply Suites Chicago O’Hare 4021 North Mannheim Road Schiller Park, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$1,155,587

83.	Sonesta Simply Suites Chicago Naperville 27 West 300 Warrenville Road Warrenville, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$682,980
84.	Sonesta Simply Suites Chicago Waukegan 1151 South Waukegan Road Waukegan, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$569,939
85.	Sonesta ES Suites Chicago Waukegan 1440 South White Oak Drive Waukegan, IL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,187,933
86.	Sonesta Select Indianapolis 37 W 103rd Street Indianapolis, IN	Service Properties Trust	HPT CY TRS, Inc.	Select	$819,761
87.	Sonesta ES Suites Baton Rouge 4001 Nicholson Drive Baton Rouge, LA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$1,022,368
88.	Sonesta ES Suites New Orleans Convention Center 345 St. Joseph Street New Orleans, LA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$2,374,815
89.	Sonesta ES Suites Andover 4 Technology Drive Andover, MA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$1,364,112
90.	Sonesta Simply Suites Boston Braintree 235 Wood Road Braintree, MA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$947,092
91.	Sonesta Simply Suites Boston Burlington 130 Middlesex Turnpike Burlington, MA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$932,472
92.	Sonesta Select Boston Danvers 275 Independence Way Danvers, MA	Service Properties Trust	HPT CY TRS, Inc.	Select	$757,321
93.	Sonesta Select Boston Foxborough 35 Foxborough Boulevard Foxborough, MA	Service Properties Trust	HPT CY TRS, Inc.	Select	$991,318
94.	Sonesta Select Boston Lowell 30 Industrial Avenue East Lowell, MA	Service Properties Trust	HPT CY TRS, Inc.	Select	$475,567
95.	Sonesta Select Boston Milford 10 Fortune Boulevard Milford, MA	Service Properties Trust	HPT CY TRS, Inc.	Select	$801,973
96.	Sonesta ES Suites Annapolis 170 Admiral Cochrane Drive Annapolis, MD	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,157,192
97.	Royal Sonesta Harbor Court Baltimore 550 Light Street Baltimore, MD	Harbor Court Associates, LLC	Cambridge TRS, Inc.	Full	$1,535,473
98.	Sonesta Select Columbia 8910 Stanford Boulevard Columbia, MD	Service Properties Trust	HPT CY TRS, Inc.	Select	$1,238,257
99.	Sonesta Simply Suites Baltimore BWI Airport 1247 Winterson Road Linthicum Heights, MD	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$816,195
100.	Sonesta ES Suites Baltimore BWI Airport 1160 Winterson Road Linthicum Heights, MD	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$985,252
101.	Sonesta Simply Suites Detroit Ann Arbor 701 Waymarket Way Ann Arbor, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$592,929
102.	Sonesta Select Detroit Auburn Hills 2550 Aimee Lane Auburn Hills, MI	Service Properties Trust	HPT CY TRS, Inc.	Select	$629,041
103.	Sonesta Simply Suites Detroit Novi 42600 Eleven Mile Road Novi, MI	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$738,445

104.	Sonesta Select Detroit Novi 42700 Eleven Mile Road Novi, MI	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,084,392
105.	Sonesta Simply Suites Detroit Troy 2550 Troy Center Drive Troy, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$589,217
106.	Sonesta Simply Suites Detroit Warren 7010 Convention Boulevard Warren, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$721,001
107.	Sonesta ES Suites Detroit Warren 30120 North Civic Center Blvd. Warren, MI	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$764,178
108.	Sonesta Select Minneapolis 11391 Viking Drive Eden Prairie, MN	Service Properties Trust	HPT CY TRS, Inc.	Select	$855,310
109.	Sonesta Simply Suites Minneapolis Richfield 351 West 77th Street Minneapolis, MN	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$863,545
110.	Sonesta Simply Suites St. Louis Earth City 3250 Rider Trail South Earth City, MO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$548,958
111.	Sonesta Select Kansas City South 500 East 105th Street Kansas City, MO	Service Properties Trust	HPT CY TRS, Inc.	Select	$1,017,017
112.	Sonesta Select Kansas City Airport 7901 NW Tiffany Springs Parkway Kansas City, MO	Service Properties Trust	HPT CY TRS, Inc.	Select	$939,093
113.	Royal Sonesta Chase Park Plaza 212-232 N. Kingshighway Boulevard St. Louis, MO	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Full	$5,390,511
114.	Sonesta ES Suites Raleigh Cary 2900 Regency Parkway Cary, NC	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$971,506
115.	Sonesta ES Suites Charlotte 7925 Forest Pine Drive Charlotte, NC	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$807,446
116.	Sonesta Charlotte 5700 Westpark Drive Charlotte, NC	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Full	$2,563,701
117.	Sonesta Simply Suites Charlotte University 8812 University East Drive Charlotte, NC	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$686,351
118.	Sonesta Select Charlotte University 333 West WT Harris Boulevard Charlotte, NC	HPTCY Properties Trust	HPT CY TRS, Inc.	Select	$771,042
119.	Sonesta Select Raleigh Durham Airport 2001 Hospitality Court Morrisville, NC	HPTCY Properties Trust	HPT CY TRS, Inc.	Select	$1,116,037
120.	Sonesta ES Suites Raleigh Durham Airport 2020 Hospitality Court Morrisville, NC	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,127,515
121.	Sonesta ES Suites Princeton 4375 US Route 1 South Princeton, NJ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$855,402
122.	Sonesta ES Suites Somerset 260 Davidson Avenue Somerset, NJ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$1,026,439
123.	Sonesta Select Tinton Falls 600 Hope Road Tinton Falls, NJ	HPTCY Properties Trust	HPT CY TRS, Inc.	Select	$647,308
124.	Sonesta Simply Suites Albuquerque 3025 Menaul Boulevard NE Albuquerque, NM	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$727,292

125.	Sonesta ES Suites Albuquerque 3300 Prospect Avenue, NE Albuquerque, NM	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,372,978
126.	Sonesta Simply Suites Las Vegas 4034 South Paradise Road Las Vegas, NV	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$1,806,857
127.	Sonesta Select Las Vegas 1901 North Rainbow Boulevard Las Vegas, NV	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,207,017
128.	Sonesta ES Suites Reno 9845 Gateway Drive Reno, NV	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$800,347
129.	Sonesta ES Suites Cincinnati - Blue Ash 11401 Reed Hartman Highway Blue Ash, OH	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$856,574
130.	Sonesta Columbus 33 East Nationwide Boulevard Columbus, OH	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Full	$3,796,139
131.	Sonesta Simply Suites Columbus Airport 590 Taylor Road Gahanna, OH	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$540,329
132.	Sonesta Simply Suites Cleveland North Olmstead 24741 Country Club Boulevard North Olmstead, OH	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$639,542
133.	Sonesta Simply Suites Oklahoma City Airport 4400 River Park Drive Oklahoma City, OK	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$555,099
134.	Royal Sonesta Portland 506 SW Washington Street Portland, OR	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Full	$6,401,205
135.	Sonesta Select Allentown Bethlehem 2160 Motel Drive Allentown, PA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$798,984
136.	Sonesta ES Suites Allentown Bethlehem 2180 Motel Drive Bethlehem, PA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$894,794
137.	Sonesta Hotel Philadelphia 1800 Market Street Philadelphia, PA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Full	$4,254,250
138.	Sonesta Select Philadelphia Airport 8900 Bartram Avenue Philadelphia, PA	Service Properties Trust	HPT CY TRS, Inc.	Select	$919,883
139.	Sonesta Simply Suites Pittsburgh Airport 100 Chauvet Drive Pittsburgh, PA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$712,395
140.	Sonesta Select Newport Middletown 9 Commerce Drive Middletown, RI	HPTCY Properties Trust	HPT CY TRS, Inc.	Select	$1,155,583
141.	Sonesta Hilton Head 130 Shipyard Drive Hilton Head, SC	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Full	$4,013,582
142.	Sonesta Simply Suites Nashville Brentwood 5129 Virginia Way Brentwood, TN	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$695,825
143.	Sonesta ES Suites Nashville Brentwood 206 Ward Circle Brentwood, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$957,088
144.	Sonesta Select Chattanooga 2210 Bams Drive Chattanooga, TN	HPTCY Properties Trust	HPT CY TRS, Inc.	Select	$980,795
145.	Sonesta Select Nashville Airport Suites 1100 Airport Center Drive Nashville, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,109,053

146.	Sonesta Nashville Airport 600 Marriott Drive Nashville, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Full	$3,460,637
147.	Sonesta Simply Suites Arlington 2221 Brookhollow Plaza Drive Arlington, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$563,383
148.	Sonesta ES Suites Austin Arboretum 10201 Stonelake Boulevard Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$943,484
149.	Sonesta Simply Suites Austin South 4320 IH 35 Frontage Road Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$772,447
150.	The Stephen F. Austin Royal Sonesta Hotel 701 Congress Avenue Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Full	$3,482,093
151.	Sonesta Simply Suites Austin Arboretum 9701 Stonelake Boulevard Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$810,144
152.	Sonesta Simply Suites Dallas Galleria 13939 Noel Road Dallas, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$668,142
153.	Sonesta ES Suites Dallas Market Center 6950 North Stemmons Freeway Dallas, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,523,544
154.	Sonesta Select Dallas Central Expressway 10325 North Central Expressway Dallas, TX	Service Properties Trust	HPT CY TRS, Inc.	Select	$1,030,411
155.	Sonesta ES Suites Fort Worth 5801 Sandshell Drive Fort Worth, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$842,524
156.	Royal Sonesta Houston Hotel 2222 West Loop South Houston, TX	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Full	$2,661,267
157.	Sonesta Simply Suites Houston Clear Lake 2737 Bay Area Boulevard Houston, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$617,912
158.	Sonesta Simply Suites Houston City Centre 10503 Town & Country Way Houston, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$698,885
159.	Sonesta ES Suites Dallas - Las Colinas 1201 Executive Circle Irving, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$677,116
160.	Sonesta Simply Suites Dallas Las Colinas 5300 Green Park Drive Irving, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$771,076
161.	Sonesta Simply Suites Plano 4701 Legacy Drive Plano, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$624,614
162.	Sonesta ES Suites San Antonio Northwest 4320 Spectrum One San Antonio, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$899,236
163.	Sonesta ES Suites San Antonio 425 Bonham Street San Antonio, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,721,512
164.	Sonesta Simply Suites Salt Lake City Airport 2170 West North Temple Salt Lake City, UT	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$644,599
165.	Sonesta Select Arlington 1533 Clarendon Boulevard Arlington, VA	HPTCY Properties Trust	HPT CY TRS, Inc.	Select	$1,674,832
166.	Sonesta ES Suites Charlottesville 1111 Millmont Street Charlottesville, VA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$754,625

167.	Sonesta ES Suites Fairfax 12815 Fairlakes Parkway Fairfax, VA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$911,553
168.	Sonesta Simply Suites Falls Church 205 Hillwood Avenue Falls Church, VA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$908,726
169.	Sonesta Simply Suites Hampton 401 Butler Farm Road Hampton, VA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$572,318
170.	Sonesta ES Suites Dulles Airport 13700 Coppermine Road Herndon, VA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$1,365,831
171.	Sonesta Select Seattle Belleview 14615 NE 29th Place Bellevue, WA	Service Properties Trust	HPT CY TRS, Inc.	Select	$1,185,209
172.	Sonesta Select Seattle Renton 200 SW 19th Street Renton, WA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$914,364
173.	Sonesta Simply Suites Seattle Renton 300 SW 19th Street Renton, WA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,206,992
174.	The Alexis Royal Sonesta Hotel 1007 First Avenue Seattle, WA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Full	$4,569,285
175.	Sonesta ES Suites Vancouver - Portland West 7301 NE 41st Street Vancouver, WA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$976,487
176.	Sonesta Select Milwaukee Brookfield 16865 West Bluemound Road Brookfield, WI	Service Properties Trust	HPT CY TRS, Inc.	Select	$890,663
177.	Sonesta Milwaukee West 10499 Innovation Drive Wauwatosa, WI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Full	$1,703,571
178.	Sonesta ES Suites Charleston 200 Hotel Circle Charleston, WV	HPT IHG-2 Properties Trust	HPT TRS MRP, Inc.	Select	$779,051

SCHEDULE 2 LEASES
1.Amended, Restated and Consolidated Master Lease Agreement, dated as of January 1, 2011, between HPTMI Properties Trust, as landlord, and HPT TRS MRP, Inc. as tenant, as amended.

2.Amended and Restated Lease Agreement, dated as of January 1, 2012, between John G. Murray, as Trustee of HPT CW MA Realty Trust, HPT IHG Canada Properties Trust, HPT IHG GA Properties LLC, HPT IHG-2 Properties Trust and HPT IHG-3 Properties LLC, as landlord, HPT IHG Canada Corporation, a New Brunswick corporation, as Canadian agent, and HPT TRS IHG-2, Inc., as tenant, as amended.

3.Master Lease Agreement, dated as of December 31, 2012, between Service Properties Trust and HPTCY Properties Trust, as landlord, and HPT CY TRS, Inc., as tenant, as amended.

4.Lease Agreement, dated as of December 31, 2019 but to become effective as of January 1, 2020, between HPTMI Hawaii, Inc., as landlord, and HPT TRS MRP, Inc., as tenant.

5.Lease Agreement, dated as of February 27, 2020, among Harbor Court Associates, LLC, HPT Cambridge LLC, HPT IHG-2 Properties Trust, HPT IHG-3 Properties LLC, HPTMI Properties Trust, and Royal Sonesta, Inc., as landlord, and Cambridge TRS, Inc., as tenant, as amended.

6.Master Lease Agreement, dated as of September 25, 2020, between HPT IHG-3 Properties LLC and Cambridge TRS, Inc.

7.Lease Agreement, dated as of June 1, 2021, between HPT Suite Properties Trust and Cambridge TRS, Inc., as amended.

SCHEDULE 3

PRIOR MANAGEMENT AGREEMENTS

1.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta International Hotels Corporation (“Sonesta”) and Cambridge TRS, Inc. (“Cambridge TRS”). [Sonesta ES Suites Flagstaff]

2.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta Suites Scottsdale]

3.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Tucson]

4.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [The Sonesta Irvine]

5.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta Silicon Valley]

6.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Colorado Springs]

7.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Wilmington - Newark]

8.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta Fort Lauderdale]

9.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Orlando]

10.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Atlanta]

11.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Andover]

12.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Royal Sonesta Harbor Court Baltimore]

13.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Royal Sonesta Chase Park Plaza]

14.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Charlotte]

15.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Princeton]

16.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Charlotte]

17.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Somerset]

18.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Cincinnati – Blue Ash]

19.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta Hotel Philadelphia]

20.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta Hilton Head]

21.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Royal Sonesta Houston Hotel]

22.Master Management Agreement, dated as of September 25, 2020, between Sonesta and Cambridge. [Converted Wyndham Hotels]

23.Master Management Agreement, executed on November 25, 2020 but effective as of December 1, 2020, between Sonesta and HPT TRS IHG-2, Inc. [Converted IHG Hotels]

24.Master Management Agreement, dated as of December 15, 2020, between Sonesta and HPT TRS MRP, Inc. [Converted Marriott Hotels]

25.Master Management Agreement, dated as of December 15, 2020, between Sonesta and HPT CY TRS, Inc. [Converted Marriott Courtyard Hotels]

26.Master Management Agreement, dated as of June 2, 2021, between Sonesta and Cambridge TRS. [Converted Hyatt Hotels]

SCHEDULE 4 RESTRICTED TRADE AREAS
Schedule 4.1:    Sonesta Irvine (Irvine, California) Schedule 4.2:    Sonesta San Jose (Milpitas, California) Schedule 4.3:    Sonesta Denver (Denver, Colorado)
Schedule 4.4:    Royal Sonesta Washington DC (Washington, District of Columbia) Schedule 4.5:    The Harbor Court Royal Sonesta (Baltimore, Maryland)
Schedule 4.6:    Royal Sonesta Chase Park Plaza (St. Louis, Missouri) Schedule 4.7:    Sonesta Columbus (Columbus, Ohio)
Schedule 4.8:    Royal Sonesta Portland (Portland, Oregon)
Schedule 4.9:    Stephen F. Austin Royal Sonesta, Austin (Austin, Texas) Schedule 4.10:    Sonesta Philadelphia (Philadelphia, Pennsylvania) Schedule 4.11:    Royal Sonesta Seattle (Seattle, Washington)

SCHEDULE 4.1

RESTRICTED TRADE AREA SONESTA IRVINE

(See attached)

SCHEDULE 4.2

RESTRICTED TRADE AREA SONESTA SAN JOSE

(See attached)

SCHEDULE 4.3

RESTRICTED TRADE AREA SONESTA DENVER

(See attached)

SCHEDULE 4.4

RESTRICTED TRADE AREA ROYAL SONESTA WASHINGTON DC

(See attached)

SCHEDULE 4.5

RESTRICTED TRADE AREA
THE HARBOR COURT ROYAL SONESTA

(See attached)

SCHEDULE 4.6

RESTRICTED TRADE AREA ROYAL SONESTA CHASE PARK PLAZA

(See attached)

SCHEDULE 4.7

RESTRICTED TRADE AREA SONESTA COLUMBUS

(See attached)

SCHEDULE 4.8

RESTRICTED TRADE AREA ROYAL SONESTA PORTLAND

(See attached)

SCHEDULE 4.9

RESTRICTED TRADE AREA STEPHEN F. AUSTIN ROYAL SONESTA

(See attached)

SCHEDULE 4.10

RESTRICTED TRADE AREA SONESTA PHILADELPHIA

(See attached)

SCHEDULE 4.11

RESTRICTED TRADE AREA ROYAL SONESTA SEATTLE

(See attached)